FORTITUDE LIFE INSURANCE & ANNUITY COMPANY

FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT B

Supplement dated September 25, 2025
to Prospectuses and Updating Summary Prospectuses dated May 1, 2025

This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus ("Prospectus(es)") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

Investment Option Update
This Supplement is to inform you that there was a change to a variable investment option that is available in your Annuity. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available in your Annuity.

AST Multi-Asset Diversified Plus Portfolio - Subadvisor Removal:
Effective September 18, 2025 (the “Effective Date”), the following revision was made to the table in “Appendix A – Portfolios Available Under the Annuity” to reflect changes to the Subadvisors for the Portfolio.

Portfolio Name	Subadvisor Removed
AST Multi-Asset Diversified Plus Portfolio	Morgan Stanley Investment Management Inc.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed after the Effective Date.

If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-800-879-7012.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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